SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 15, 1999


                            PHARMACIA & UPJOHN, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                             1-11557                          98-0155411
  (State or other jurisdiction of                (Commission               (IRS Employer Identification
           incorporation)                       File Number)                          Number)

                          95 Corporate Drive
                        Bridgewater, New Jersey                                        08807
               (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (888) 768-5501

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

         On June 15, 1999, Pharmacia & Upjohn, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with SUGEN, Inc., a Delaware corporation ("SUGEN"), and University Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Subsidiary"). Subject to the terms and conditions of the Merger Agreement, Merger Subsidiary will be merged with and into SUGEN (the "Merger") at the effective time of the Merger, and SUGEN will become a wholly owned subsidiary of the Company. At the effective time of the Merger, the outstanding shares of common stock, $.01 par value per share, of SUGEN ("SUGEN Common Stock"), other than shares of SUGEN Common Stock to be canceled in accordance with the Merger Agreement, will be converted into the right to receive a number of shares (the "Exchange Ratio") of common stock, par value $.01 per share, of the Company ("Company Common Stock"), that will depend on the average (rounded to the nearest 1/10,000, or if there shall not be a nearest 1/10,000, to the next highest 1/10,000) of the volume weighted averages (rounded to the nearest 1/10,000, or if there shall not be a nearest 1/10,000, to the next highest 1/10,000) of the trading prices of SUGEN Common Stock on the New York Stock Exchange, Inc. ("NYSE"), as reported by Bloomberg Financial Markets for each of the 20 NYSE trading days ending on and including the third trading day immediately preceding the meeting of stockholders of SUGEN called to vote on the Merger (the "Average Price"), determined as follows:

              (i) if the Average Price is greater than $49.21875 and less than $60.15625, then the Exchange Ratio shall equal $31.00 divided by the Average Price;

              (ii) if the Average Price is equal to or less than $49.21875, then the Exchange Ratio shall equal 0.62984; and

              (iii) if the Average Price is equal to or greater than $60.15625, then the Exchange Ratio shall equal 0.51533.

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In addition, the Company will assume outstanding options exercisable for SUGEN
Common Stock.

         The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling-of-interests. The Merger is subject to approval by the stockholders of SUGEN, regulatory approvals and other customary closing conditions.

         Also on June 15, 1999, the Company entered into a Stock Option Agreement with SUGEN (the "Stock Option Agreement") pursuant to which SUGEN granted an option to the Company to purchase up to 3,372,255 shares of SUGEN Common Stock at a price of $31.00 per share upon the occurrence of certain events related to termination of the Merger Agreement. In addition, certain affiliates of the Company entered into voting agreements on June 15, 1999, pursuant to which such affiliates agreed to vote shares owned by them in favor of the Merger. The foregoing summaries of certain principal terms of the Merger Agreement, the Stock Option Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Stock Option Agreement and the Voting Agreement, copies of which are incorporated by reference herein as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, and are hereby incorporated by reference herein.

         A copy of the press release issued by the Company and SUGEN on June 15, 1999 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

         A registration statement relating to the Company Common Stock to be issued in connection with the Merger has not yet been filed with the SEC, nor has a proxy statement relating to a vote of SUGEN's stockholders on the Merger been filed with the SEC. This Report shall not constitute an offer to sell or the solicitation of an offer to buy any Company Common Stock or any other security, and shall not constitute the solicitation of any vote with respect to the Merger.

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         This Current Report on Form 8-K contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving SUGEN and the Company as scheduled, if at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about the Company and SUGEN and risks arising when investing in the Company and the Company, investors are directed to the Company's and SUGEN's most recent reports on Form 10-K and most recent reports on Form 10-Q as filed with the Securities and Exchange Commission (the "SEC").

Item 7. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.
     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits

     2.1 Agreement and Plan of Merger, dated June 15, 1999, among the Company, SUGEN and Merger Sub (incorporated by reference from Exhibit 2.1 to SUGEN's Current Report on Form 8-K, filed June 21, 1999).

     2.2 Stock Option Agreement, dated June 15, 1999, between the Company and SUGEN (incorporated by reference from Exhibit 2.2 to SUGEN's Current Report on Form 8-K, filed June 21, 1999).

     2.3 Voting Agreement, dated June 15, 1999, among the Company and certain affiliates of SUGEN

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           (incorporated by reference from Exhibit 2 to AstraZeneca PLC's
           Amendment No. 2 to Schedule 13G, filed June 16, 1999).

     99.1 Joint Press Release of the Company and SUGEN, issued June 15, 1999 (incorporated by reference from Exhibit 99.1 to SUGEN's Current Report on Form 8-K, filed June 21, 1999).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHARMACIA & UPJOHN, INC.


                                            By: /s/ Don W. Schmitz
                                               --------------------------------
                                                Name:  Don W. Schmitz
                                                Title: Vice President and
                                                       Secretary

Dated:  June 30, 1999

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                                 EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------

2.1 Agreement and Plan of Merger, dated June 15, 1999, among the Company, SUGEN and Merger Sub (incorporated by reference from Exhibit 2.1 to SUGEN's Current Report on Form 8-K, filed June 21, 1999).

2.2 Stock Option Agreement, dated June 15, 1999, between the Company and SUGEN (incorporated by reference from Exhibit
                    2.2 to SUGEN's Current Report on Form 8-K, filed June 21,
                    1999).

2.3 Voting Agreement, dated June 15, 1999, among the Company and certain affiliates of SUGEN (incorporated by reference from Exhibit 2 to AstraZeneca PLC's Amendment No. 2 to Schedule 13G, filed June 16, 1999).

99.1 Joint Press Release of the Company and SUGEN, issued June 15, 1999 (incorporated by reference from Exhibit 99.1 to SUGEN's Current Report on Form 8-K, filed June 21, 1999).